SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a) Title of each class of securities to which transaction applies:
(b) Aggregate number of securities to which transaction applies:
(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d) Proposed maximum aggregate value of transaction:
(e) Total fee paid:
[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a) Amount Previously Paid: ______________
(b) Form, Schedule or Registration Statement No.: ____
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(d) Date Filed: _______________________

ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND

1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 2, 2026

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Allspring Global Dividend Opportunity Fund (the “Fund”) will be held at 101 Seaport Boulevard, 11th Floor, Boston, Massachusetts 02210 on February 2, 2026, at 1:00 p.m. Eastern time, for the following purposes:

1.	To elect three Trustees to the Board of Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on November 28, 2025, will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

If you cannot attend the Meeting in person, you also have the option to attend the Meeting telephonically. It is hoped that you will attend the Meeting in person or telephonically, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote at that time even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of the proxy statement. If you wish to attend the Meeting in person or telephonically, please call the Fund’s proxy solicitor, Computershare Fund Services, at 866-989-5570 for further instructions.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

By Order of the Board of Trustees,

R. Matthew Prasse

Secretary

December 31, 2025

ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of the Allspring Global Dividend Opportunity Fund (the “Fund”) for the Annual Meeting of Shareholders (the “Meeting”) to be held at 101 Seaport Boulevard, 11th Floor, Boston, Massachusetts 02210 on February 2, 2026, at 1:00 p.m. Eastern time. If you cannot attend the Meeting in person, you also have the option to attend the Meeting telephonically. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or Internet, or attend the Meeting in person or telephonically. (See “Instructions for Executing Proxy Card” at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person or telephonically, please call the Fund’s proxy solicitor, Computershare Fund Services, at 866-989-5570 for instructions.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the fiscal year ended October 31, 2025 will be first sent to shareholders on or about December 31, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 2, 2026.

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the period ended October 31, 2025 without charge by visiting the website indicated on your proxy card.

PROXY SOLICITATION

The Board intends to bring before the Meeting the matter set forth in the accompanying notice. Holders of common shares (“Shares”) of the Fund (“Shareholders”) are being asked to vote for the re-election of Mr. Isaiah Harris, Jr. and Ms. Olivia Mitchell and the election of Ms. Cindy Miller as Trustees. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your Shares will be voted FOR the election of each of the nominees named in the enclosed proxy card. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders, including a broker who may hold Shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting in person or telephonically and voting at that time.

The Fund’s Second Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that the holders of thirty-three and one-third percent (33 1/3%) of the Fund’s Shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. Votes may be cast IN FAVOR OF or AGAINST each proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares for which a broker or nominee returns a proxy but as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against each proposal.

A plurality vote of the shares represented in person or by proxy at the Meeting and entitled to vote is required for the election of Trustees.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to a proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked as against the proposal. The Meeting may also be adjourned by the chair of the Meeting in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the costs typically associated with the election of Trustees. Solicitation may be undertaken by e-mail, mail, telephone, facsimile and personal contact. The Fund has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $4,071. This fee will be borne by the Fund.

1 | Allspring Global Dividend Opportunity Fund Proxy Statement

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on November 28, 2025, are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of November 28, 2025, the Fund had outstanding 43,065,913 Shares. Each Share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per Share for each Share held as to any matter on which the Share is entitled to vote.

Listed below are entities that have made filings with the Securities and Exchange Commission (“SEC”) disclosing beneficial ownership of 5% or more of the outstanding Shares of the Fund as of November 28, 2025. The filings are available at the SEC’s website (www.sec.gov).

CLASS	SHAREHOLDER NAME AND ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OWNED[1]
Common (94987C103)	Advisors Asset Management, LLC 18925 Base Camp Road Monument, CO 80132	2,270,411	5.272%
1.	The filing by the listed entities indicates that the entities share dispositive power over the securities.

As of November 28, 2025, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1% of the Shares of the Fund and, together with their immediate family members, less than 1% of the outstanding securities of Allspring Global Investments Holdings, LLC, the parent company of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund’s investment adviser, and Allspring Global Investments, LLC (“Allspring Investments”), the Fund’s sub-adviser.

I. ELECTION OF TRUSTEES (PROPOSAL 1)

Effective January 1, 2026, the Board is comprised of nine members, each of whom is not an “interested person” of the Fund (each an “Independent Trustee”), as such term is defined in the Investment Company Act of 1940 (the “1940 Act”). The Board has nominated three persons for election to the Fund’s Board. Mr. Isaiah Harris, Jr. and Ms. Olivia Mitchell currently serve on the Fund’s Board and Ms. Cindy Miller has been appointed by the Board to begin serving on the Fund’s Board effective January 1, 2026. Each of these nominees is sometimes referred to herein as a “nominee Trustee”. In accordance with the Declaration, the Trustees have been divided into three classes (each a “Class”): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting for the year indicated: Class I, 2029; Class II, 2027; and Class III, 2028; or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. Staggered terms are adopted by many closed-end fund boards and can have the effect of promoting greater stability and long-term perspective. Staggered terms also have the effect of limiting the ability of other entities or persons to acquire control of a board by delaying replacement of a majority of the board. If any nominee Trustee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card, in consultation with the Board, will vote for the election of such other person or persons as they may consider qualified. Each of the three nominee Trustees has agreed to continue to serve as a Trustee on the Board if elected by Shareholders. The nominee Trustees for Class I are expected to serve the full term until the 2029 annual meeting, with the exception of Mr. Harris, who is expected to retire on or about December 31, 2027 and Ms. Mitchell, who is expected to retire on or about December 31, 2028.

The Board of the Fund proposes the following nominee Trustees for election at the Meeting:

NOMINEE TRUSTEE	CLASS	EXPIRATION OF TERM IF ELECTED
Isaiah Harris, Jr.	Class I	2029[1]
Cindy Miller[2]	Class I	2029[1]
Olivia Mitchell	Class I	2029[1]
1.	Or, if later, until their respective successors are elected and qualified.
2.	Cindy Miller was appointed by action of the Board on November 12, 2025 with an effective date of January 1, 2026.

You cannot vote by proxy for anyone other than the three nominee Trustees currently proposed to serve on the Board.

Trustee and Nominee Trustee Information

The following table contains specific information about each Trustee and nominee Trustee, as of October 31, 2025, including: name and year of birth, principal occupation(s) during the past five years or longer, position held with the Fund, length of time served, any other directorships held outside the Allspring Funds family of funds (the “Fund Complex”) and number of portfolios in the Fund Complex overseen by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is c/o Allspring Global Dividend Opportunity Fund, 1415 Vantage Park Drive, 3rd

Allspring Global Dividend Opportunity Fund Proxy Statement | 2

Floor, Charlotte, North Carolina 28203. The Board has established a standing Nominating and Governance Committee, and a standing Audit Committee, each of which is made up of the Trustees listed in the table below.

NAME AND YEAR OF BIRTH	POSITION HELD WITH FUND/LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING 5 PAST YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE[1]	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Class I - Independent Trustees to serve until 2029 Annual Meeting of Shareholders
Isaiah Harris, Jr., 1952[2]	Trustee, since 2009

Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).

			91	None
Cindy Miller, 1960[3]	Trustee, since 2026	Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to 2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS). Director, UGI Corporation (from 2021 to2024).	91

Board Member, W. W. Grainger, Inc. (industrial supply company) (since 2024); former Director, Stericycle, Inc. (waste management) (2019-2024); former Director, UGI Corporation (natural gas) (2020-2024)

Olivia S. Mitchell, 1953[4]	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	91	None
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders

3 | Allspring Global Dividend Opportunity Fund Proxy Statement

NAME AND YEAR OF BIRTH	POSITION HELD WITH FUND/LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING 5 PAST YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE[1]	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
William R. Ebsworth, 1957	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Serves on the Investment Company Institute’s Board of Governors since 2022 and Executive Committee since 2023; and Chair of the Governing Council of the Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.

			91	None
Jane A. Freeman, 1953[4]	Trustee, since 2015; Audit Committee Chair, since 2025	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	91	None
Brian S. Shlissel, 1964[3]	Trustee, since 2026

Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P. Morgan Funds (a registered investment company complex), and Managing Director and Chief Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management. Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to 2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.

			91	None
Class III - Independent Trustees nominated to serve until 2028 Annual Meeting of Shareholders

Allspring Global Dividend Opportunity Fund Proxy Statement | 4

NAME AND YEAR OF BIRTH	POSITION HELD WITH FUND/LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING 5 PAST YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE[1]	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Timothy J. Penny, 1951[5]	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025. Chair of the Economic Club of Minnesota, since 2026. Vice Chair of the Economic Club of Minnesota, from 2007 - 2025. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	91	None
James G. Polisson, 1959	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024

Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

			91	None
Pamela Wheelock, 1959	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024

Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict & Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from 2009-2024.

			91	None
1.	As of October 31, 2025, the Fund Complex consisted of 91 funds.
2.	Mr. Harris is expected to retire on or about December 31, 2027.
3.	Ms. Miller and Mr. Shlissel were appointed by action of the Board on November 12, 2025 with an effective date of January 1, 2026.
4.	Mses. Mitchell and Freeman are expected to retire on or about December 31, 2028.
5.	Mr. Penny is expected to retire on or about December 31, 2026.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Fund Complex overseen by the Trustees.

5 | Allspring Global Dividend Opportunity Fund Proxy Statement

Name of Trustee	Dollar Range of Equity Securities in the Fund as of October 31, 2025	Aggregate Dollar Range of Equity Securities in the Fund Complex as of October 31, 2025
Independent Nominee Trustees
Isaiah Harris, Jr.	$1-$10,000	Over $100,000
Cindy Miller[1]	$0	$0
Olivia S. Mitchell	$1-$10,000	Over $100,000
Independent Trustees
William R. Ebsworth	$10,001-$50,000	Over $100,000
Jane A. Freeman	$1-$10,000	Over $100,000
Timothy J. Penny	$1-$10,000	Over $100,000
James G. Polisson	$1-$10,000	Over $100,000
Brian S. Shlissel[1]	$0	$0
Pamela Wheelock	$1-$10,000	Over $100,000
1.	Ms. Miller and Mr. Shlissel each became a trustee of the Fund effective on January 1, 2026. The information presented in this table is as of October 31, 2025, at which time Ms. Miller and Mr. Shlissel were not trustees of the Fund.

The Board of Trustees and Its Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged Allspring Funds Management to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Allspring Funds Management and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of the laws of Delaware (the state in which the Fund is organized), other applicable laws and the Declaration.

The Board typically conducts regular in-person meetings four times a year and conducts a fifth regular meeting by video conference. In addition, the Board may hold special meetings in person, via telephone, or through video conferencing or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. Timothy Penny serves as Chair of the Board. In order to assist the Chair in maintaining effective communications with the other Trustees and Allspring Funds Management, the Board has appointed a Chair Liaison to work with the Chair to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries relating to board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Ms. Wheelock serves as Chair Liaison. Except for any duties specified herein or pursuant to the Declaration, the designation of Chair or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. Additionally, the Board has established an investment team to review in detail the performance of the Fund, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

As noted above, the Board has established a standing Nominating and Governance Committee and a standing Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund. The Nominating and Governance Committee and Audit Committee operate pursuant to charters approved by the Board. Each Independent Trustee is a member of the Fund’s Nominating and Governance Committee and Audit Committee.

Nominating and Governance Committee. Except with respect to any trustee nomination made by an eligible Shareholder or Shareholder group as permitted by applicable law and applicable provisions of the Declaration and By-Laws of the Fund, the Nominating and Governance Committee shall make all nominations for membership on the

Allspring Global Dividend Opportunity Fund Proxy Statement | 6

Board. The Nominating and Governance Committee shall evaluate each candidate’s qualifications for Board membership and his or her independence from the Fund’s investment adviser and sub-adviser and, as it deems appropriate, other principal service providers. Mr. Polisson serves as the Chair of the Nominating and Governance Committee.

The Nominating and Governance Committee has adopted procedures by which a Shareholder may properly submit a nominee recommendation for the Nominating and Governance Committee’s consideration, which are set forth in Appendix A to the Fund’s Nominating and Governance Committee Charter. The Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive office of the Fund. The Nominating and Governance Committee has full discretion to reject candidates recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Nominating and Governance Committee will be nominated for election to the Board. For more information relating to Shareholder recommendations, please see the Fund’s Nominating and Governance Committee Charter attached as Exhibit A. Shareholders should also consider the Fund’s By-Laws, which set forth qualifications and requirements for eligibility to be nominated, elected or seated as a Trustee, and can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).

The Nominating and Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act.

Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and interacts with the Fund’s independent registered public accounting firm in conjunction with appropriate officers of the Fund. Ms. Freeman serves as the Chair of the Audit Committee.

The Board and individual committees met the following number of times during the most recently completed fiscal year:

NUMBER OF MEETINGS DURING LAST FISCAL YEAR
Regular Meetings	8
Special Meetings	1
Nominating and Governance Committee Meetings	4
Audit Committee Meetings	7

Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and committees on which he or she served.

The Board of Trustees and Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Allspring Funds Management, Allspring Investments and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of Allspring Funds Management, Allspring Investments and other service providers each has its own, independent approach to risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Fund to bear certain risks (such as investment-related risks) to pursue its goals. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Allspring Funds Management, Allspring Investments, the Chief Compliance Officer of the Fund, the Chief Risk Officer of Allspring Funds Management, the independent registered public accounting firm for the Fund, and internal auditors for Allspring Funds Management or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its investment team, also reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. Allspring Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Fund and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

7 | Allspring Global Dividend Opportunity Fund Proxy Statement

Allspring Funds Management has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Allspring Funds Management performs the fair value determinations relating to any or all Fund investments, subject to Board oversight. Allspring Funds Management has established procedures for the fair valuation of the Fund investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Qualifications of Trustees and Nominee Trustees

The By-Laws of the Fund set forth qualifications and requirements for eligibility to be nominated, elected or seated as a Trustee. In addition, the Charter and the Statement of Governance Principles of the Nominating and Governance Committee set forth certain factors that the Nominating and Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Allspring Funds Management, the Fund’s sub-adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Fund and the other funds in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Fund are as set forth below.

William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. He also served as a trustee of Asset Allocation Trust from 2015 to 2018. From 1984 to 2013, he held positions as an equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc., where he led a team of investment professionals managing client assets. Prior thereto, he served as a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth has served on the Investment Company Institute’s Board of Governors since 2022 and Executive Committee since 2023 and has been the Chair of the Governing Council of the Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. He also serves as an Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015, as Chair of the Audit Committee since 2025, and as Chair Liaison from 2018 through 2024. She also served as a trustee of Asset Allocation Trust from 2015 to 2018. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and as chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.

Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and as Chair of the Audit Committee from 2019 through 2024, and was an Advisory Board Member from 2008 to 2009. He also served as a trustee of Asset Allocation Trust from 2010 to 2018. Mr. Harris serves as a member of the Advisory Board of CEF of East Central Florida. He served as the Chair of the Board of CIGNA Corporation from 2009 to 2021, and director from 2005 to 2008. From 2003 to 2011, Mr. Harris served as a director of Deluxe Corporation. As a director of these and other public companies, he has served on board committees, including governance, audit and compensation committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years. Mr. Harris has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC. Mr. Harris was an Emeritus Member of the Iowa State University Foundation Board of Governors, Emeritus Member of the Advisory Board of Iowa State University School of Business, Advisory Board Member, Palm Harbor Academy (private school), and an Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is also a certified public accountant (inactive status).

Cindy Miller. Ms. Miller has served as a Trustee of the Trusts in the Fund Complex since January 1, 2026. She also serves as a member of the Board of Directors for W.W. Grainger, Inc. (since 2024), a publicly-traded company and leading broad line distributor. Previously, Ms. Miller served as Director, President and Chief Executive Officer (from 2019 until

Allspring Global Dividend Opportunity Fund Proxy Statement | 8

her retirement in 2024) and as President and Chief Operating Officer (from 2018 to 2019) of Stericycle, Inc.,a leading provider of medical waste solutions. Prior thereto, Ms. Miller served as President of Global Freight Forwarding (from 2016 to 2018) and as President of the firm’s European region (from 2013 to 2016) for United Parcel Service, a multinational package delivery and supply chain management company. Ms. Miller has extensive board, senior management, operational, and strategic planning experience from her leadership roles at global, publicly-traded operating companies. She possesses extensive knowledge in the areas of logistics, business transformation and change management, operations management, strategy, safety and international business.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006 and as Chair of the Nominating and Governance Committee from 2018 through 2024. She also served as a trustee of Asset Allocation Trust from 2010 to 2018. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

Timothy J. Penny. Mr. Penny has served as a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996, and Chair of the Board of Trustees since 2018. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. He served as President and Chief Executive Officer of Southern Minnesota Initiative Foundation from 2007-2025. He has served as Vice Chair of the Economic Club of Minnesota since 2007 and as Co-Chair of the Committee for a Responsible Federal Budget since 1995. He also serves as a member of the board of another non-profit organization and served as a Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First Congressional District.

James G. Polisson. Mr. Polisson has served as a Trustee of the Trusts in the Fund Complex since 2018, Chair of the Nominating and Governance Committee since 2024 and was an Advisory Board member in 2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments’ global ETF business from 2010 to 2012. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer from 2011 to 2012. Mr. Polisson also served as Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Brian S. Shlissel. Mr. Shlissel has served as a Trustee of the Trusts in the Fund Complex since January 1, 2026.Previously, Mr. Shlissel served as President and Principal Executive Officer (from 2016 until his retirement in 2025) of the J.P. Morgan Funds, and as Managing Director and Chief Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management. Prior thereto, he served as President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex and the PIMCO Closed-End Funds, and Managing Director and Head of Mutual Fund Services (from 1999 to 2014) at Allianz Global Investors. Mr. Shlissel also served as a Director (from 2017 to 2023) and Chair of the Governance Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research, and a Director (from 2023 to 2025) for NICSA, a not-for-profit asset and wealth management trade association. Mr. Shlissel has extensive senior management experience, including as a fund executive. He possesses extensive knowledge regarding various aspects of the asset management industry.

Pamela Wheelock. Ms. Wheelock has served as a Trustee of the Trusts in the Fund Complex since January 2020 and previously from January 2018 until July 2019 and was an Advisory Board member in 2017. Ms. Wheelock has served as Chair Liaison since 2024. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. She is currently Chair of the Board of Directors of Destination Medical Center Corporation, a member of the Boards of Trustees for the College of Saint Benedict & Saint John’s University and a Board member of the Minnesota Wild Foundation, where she previously served as Executive Vice-President and Chief Financial Officer from 2002-2008. She was Interim President of the McKnight Foundation from January to September 2020. She served as the acting Commissioner of the Minnesota Department of Human Services from July 2019 through September 2019 and as a consultant (part-time) of the Minnesota Department of Human Services from October 2019 through December 2019. Ms. Wheelock was the Chief Operating Officer of Twin Cities Habitat for Humanity from 2017 through 2019. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was the Vice President of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011.

9 | Allspring Global Dividend Opportunity Fund Proxy Statement

Consideration of Diversity by the Nominating and Governance Committee

The Nominating and Governance Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Nominating and Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Nominating and Governance Committee generally considers the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the funds (e.g., investment management, distribution, accounting, trading, compliance and legal), and general leadership experience are complementary to the existing Trustees’ attributes.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are “independent” as defined in accordance with the listing standards of the New York Stock Exchange, the exchange on which the Fund’s Shares are listed. The Board has adopted a written Nominating and Governance Committee Charter which is attached to this proxy statement as Exhibit A. The Nominating and Governance Committee Charter describes the Nominating and Governance Committee functions. The Nominating and Governance Committee reviews the Nominating and Governance Committee Charter at least annually and may recommend changes to the Board.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any Shareholder who wishes to send a communication to the Board should send the communication to the Allspring Global Dividend Opportunity Fund Board of Trustees, 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203. If a Shareholder wishes to send a communication directly to an individual Trustee or to a committee of the Fund’s Board, the communication should be specifically addressed to such individual Trustee or committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

Funds that are listed on the New York Stock Exchange are required each year to hold an Annual Meeting of Shareholders. It is the policy of the Fund to encourage at least one Trustee to attend each such Annual Meeting of Shareholders either in person, by video conference, or by teleconference. Mr. William Ebsworth, Ms. Jane Freeman, Mr. Tim Penny, and Mr. Jim Polisson attended the previous year’s Annual Meeting of Shareholders telephonically.

Current Officers

The following table contains specific information about each executive officer of the Fund as of October 31, 2025, including: name, address and year of birth, position held with the Fund, length of time served and principal occupation(s) during the past five years or longer, including offices held with Allspring Funds Management, Allspring Global Investments Holdings, LLC and their affiliated companies.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER
John Kenney 800 LaSalle Avenue Minneapolis, MN 55402 Year of Birth: 1965	President, since 2025

President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring Global Investments from 2022 to 2025, Independent Board Member for the Principal Funds from 2020 to 2022, Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for Legg Mason Global Asset Management.

Jeremy M. DePalma 101 Seaport Blvd Boston, MA 02210 Year of Birth: 1974	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)

Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker 101 Seaport Blvd Boston, MA 02210 Year of Birth: 1976	Chief Compliance Officer, since 2022

Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018.From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Allspring Global Dividend Opportunity Fund Proxy Statement | 10

NAME, ADDRESS AND YEAR OF BIRTH	POSITION WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER
Matthew Prasse 101 Seaport Blvd Boston, MA 02210 Year of Birth: 1983	Chief Legal Officer, since 2022; Secretary, since 2021

Managing Counsel of the Allspring Legal Department since 2023. Previously Senior Counsel of the Allspring Legal Department from 2021 to 2023. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Counsel for Barings LLC from 2015 to 2018. Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

Remuneration of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of Allspring Funds Management or any of its affiliated companies are borne by Allspring Funds Management or the Allspring Global Investments Holdings, LLC affiliate for whom the individual serves. The Fund’s principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended October 31, 2025. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board. The Trustees do not receive any pension or retirement benefits from the Fund. For the fiscal year ended October 31, 2025, the Trustees earned the following compensation from the Fund and the Fund Complex:

NAME OF PERSON AND POSITION WITH THE FUND	COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM THE FUND AND FUND COMPLEX PAID TO TRUSTEES[1]
Independent Nominee Trustees
Isaiah Harris, Jr.	$4,132	$376,000
Cindy J. Miller[2]	$0	$0
Olivia S. Mitchell	$4,132	$376,000
Independent Trustees
Jane A. Freeman	$4,484	$408,000
William R. Ebsworth	$4,132	$376,000
Timothy J. Penny	$4,989	$454,000
James G. Polisson	$4,363	$397,000
Brian S. Shlissel[2]	$0	$0
Pamela Wheelock	$4,363	$397,000
1.	As of October 31, 2025, the Fund Complex consisted of 91 funds.
2.	Ms. Miller and Mr. Shlissel each became a trustee of the Fund effective on January 1, 2026. The information presented in this table is as of October 31, 2025, at which time Ms. Miller and Mr. Shlissel were not trustees of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund’s Trustees, principal executive officers and certain other persons (“Reporting Entities”) to file reports regarding ownership of, and transactions in, the Fund’s securities with the SEC. Copies of the required filings must also be furnished to the Fund. During the most recent fiscal year, the Fund believes that all reports required to be filed by the Reporting Entities were filed on a timely basis.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed at www.allspringglobal.com.

SERVICE PROVIDERS

Investment Adviser

Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., currently serves as both the Fund’s adviser and administrator. The principal business address of Allspring Funds Management is 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203.

Sub-Adviser

Allspring Investments, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC and an affiliate of Allspring Funds Management, currently serves as the sub-adviser to the Fund. The principal business address of Allspring Investments is 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203.

Transfer Agent

11 | Allspring Global Dividend Opportunity Fund Proxy Statement

Computershare Fund Services is the Fund’s transfer agent and may be reached at P.O. Box 43006, Providence, Rhode Island 02940-3078.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been approved by the Board as the independent registered public accounting firm of the Fund for the current fiscal year ending August 31, 2026.

The Audit Committee of the Board unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at meetings held on November 11, 2025.

The Fund’s Audit Committee has established and adopted policies and procedures whereby the Audit Committee Chair is authorized to pre-approve: (1) audit services to the Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) non-audit tax or compliance consulting or training services provided by the independent registered public accounting firm to a Fund’s covered adviser and its control affiliates (where pre-approval is required because the covered adviser or its control affiliate provides ongoing services to the Fund and the engagement relates directly to the operations and financial reporting of the Fund) if the fee for any particular engagement is not anticipated to exceed a specific dollar amount. For any pre-approval sought from the Chair, the adviser shall prepare a brief description of the proposed services. If the Chair approves such service, he or she shall sign the statement prepared by the adviser, and such written statement shall be presented to the full Audit Committee at its next regularly scheduled meeting.

A representative of KPMG, if requested in advance by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. Absent such a Shareholder request, it is not expected that such representative will be present at the Meeting.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund’s independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment adviser and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund’s independent registered public accounting firm.

On December 18, 2025, the Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the fiscal year ended October 31, 2025. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 1301, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG required by the Public Company Accounting Oversight Board regarding certain communications, and has discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund’s annual financial statements for the past two fiscal years and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2025	2024
Audit fees	$62,850	$61,320
Audit-related fees	$0	$0
Tax fees[1]	$2,530	$6,490
Non-audit fees	$0	$0
All other fees	$0	$0
1.	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

The Board has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit B. The Audit Committee reviews the charter at least annually and may recommend changes to the Board.

OTHER BUSINESS

As of the date of this proxy statement, neither the Fund’s officers nor Allspring Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Allspring Global Dividend Opportunity Fund Proxy Statement | 12

REQUIRED VOTE FOR EACH PROPOSAL

The vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting is required for the election of trustees.

NOTICE

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

SHAREHOLDERS PROPOSALS

Proposals intended to be presented by a Shareholder at the annual meeting of Shareholders to be held in 2027 must be received by the Fund’s Secretary at the Fund’s principal executive office by September 2, 2026 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. If a Shareholder wishes to present a proposal at the annual meeting of Shareholders to be held in 2027 without having the proposal included in the Fund’s proxy statement, including a proposal to nominate any persons for election to the Board, such proposal must be delivered to the Fund’s Secretary at the Fund’s principal executive office not earlier than the close of business on September 2, 2026 and not later than the close of business on October 2, 2026. Timely receipt or delivery of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement or presented at the meeting, given that such inclusion and presentation are subject to various conditions and requirements, including those specified by applicable law and by the Fund’s governing documents. The Chair of the meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

R. Matthew Prasse

Secretary

December 31, 2025

13 | Allspring Global Dividend Opportunity Fund Proxy Statement

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

The telephone and Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders’ instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or Internet, there may be costs associated with electronic access, such as usage charges from telephone companies and Internet service providers, that are not borne by the Fund.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Computershare Fund Services, our proxy solicitor, at 866-989-5570 (toll free).

Allspring Global Dividend Opportunity Fund Proxy Statement | 14

EXHIBIT A

ALLSPRING FUNDS TRUST
ALLSPRING MASTER TRUST
ALLSPRING VARIABLE TRUST
ALLSPRING EXCHANGE-TRADED FUNDS TRUST
ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
ALLSPRING INCOME OPPORTUNITIES FUND
ALLSPRING MULTI-SECTOR INCOME FUND
ALLSPRING UTILITIES AND HIGH INCOME FUND
(collectively, the “Trusts”)

Charter of the Nominating and Governance Committees

Nominating and Governance Committee Membership and Chair

The Nominating and Governance Committee of each Trust (collectively or individually, as the context requires, the “Committee”) shall be composed only of Trustees who are not “interested persons” (“Independent Trustees”) of the Trusts, or of any investment adviser or principal underwriter of the Trusts or any series thereof (a “Fund”), as defined in the Investment Company Act of 1940 (the “1940 Act”). The Board of Trustees (collectively or individually, as the context requires, the “Board”) of each Trust shall designate the members of the Committee and the Chair, after due consideration of recommendations, if any, from the Committee.

Board Nominations

1. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law (and, with respect to each Trust that is a registered closed-end management investment company (“Closed-End Fund”), in accordance with the By-Laws of such Closed-End Fund), the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate’s qualifications for Board membership and his or her independence from the Funds’ investment adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Any person nominated to serve as an Independent Trustee must not be, on the effective date of his or her appointment or election, an “interested person” of the Trusts, or of any investment adviser or principal underwriter of the Funds, as defined in the 1940 Act. In addition, with respect to each Closed-End Fund, such person must also (i) satisfy, on such date, applicable independence requirements of the listing standards of securities exchange(s) on which shares of such Closed-End Fund are traded; (ii) satisfy the trustee qualification requirements set forth in Article V in such Closed-End Fund’s By-Laws (“Trustee Qualification By-Laws”), unless waived by the Board in accordance with the terms thereof; and (iii) if requested by the Board, agree in writing to comply with written policies adopted by the Board as to matters of corporate governance, business ethics and confidentiality (“Board Conduct Policies”), pursuant to such Closed-End Fund’s By-Laws. In addition, with respect to each exchange-traded fund (“ETF”), such person must also satisfy, on such date, applicable independence requirements of the listing standards of securities exchange(s) on which shares of such ETF are traded.

a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry, business, professional and related experience and accomplishments, (iii) educational background, (iv) audit committee financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and the candidate’s ability to work effectively and collaboratively with other members of the Board, and (vi) overall diversity of the Board’s composition and how the candidate’s skills, experiences and attributes would contribute to the mix of relevant skills and experience on the Board.

b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders to the Committee for consideration on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a candidate for nomination by the Committee. Shareholder recommendations not properly submitted in accordance with the requirements of Appendix A will not be considered for nomination by the Committee.[1]

2. Process for evaluating independence and potential conflicts of interest.

a. As a threshold matter, the background of a candidate and the candidate’s business and personal connections (as reflected in the responses to questions in the Trustees’ and Officers’ Questionnaire completed by each current and prospective Trustee) must be reviewed to confirm that in the case of an Independent Trustee candidate the person meets or, on the effective date of his or her appointment or election will meet, the technical requirements under the 1940 Act for being an Independent Trustee, and, with respect to Independent Trustee candidates for the Board of each Closed-End Fund and each ETF, that such person satisfies or, on the effective date of his or her appointment or election will satisfy, applicable independence requirements of the listing standards of securities exchange(s) on which shares of such Closed-End Fund and ETF are traded, and with respect to each Closed-End Fund, the Trustee Qualification By-Laws of the Closed-End Funds, unless waived by the Board in accordance with the terms thereof.

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b. In addition to satisfying the applicable technical requirements set forth in Paragraph 2(a), above, the background of a candidate and the candidate’s business and personal connections must be reviewed to confirm that they do not create any actual or potential impairment to the person’s independence with respect to the Funds.

c. With respect to any candidate, the Committee shall elicit such information from senior management or other sources that the Committee deems appropriate, if any, to evaluating the merits of the candidate.

d. Disqualifying factors: A candidate will not be considered by the Committee if the candidate fails to meet each of the following qualification requirements, unless a majority of the members of the Committee shall have determined by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Funds’ investment adviser and the Trustees:

i. A candidate must be at least twenty-one (21) years of age and not older than the mandatory retirement age for Trustees, as such mandatory retirement age shall be determined, modified and/or waived from time to time by the Board or a committee of the Board in each case at the time the individual is nominated, and not under legal disability.

ii. A candidate shall not have been charged with a criminal offense involving moral turpitude, dishonesty or breach of trust.

iii. A candidate shall not have been convicted or have plead guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof.

iv. A candidate shall not be, and shall not at any time have been, subject to any censure, order, consent decree (including consent decrees in which the individual has neither admitted nor denied the findings) or adverse final action of any federal, state or foreign governmental or regulatory authority (including self-regulatory organizations), barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business.

v. A candidate shall not have engaged in any conduct which has resulted in the Securities and Exchange Commission (“Commission”) censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940.

vi. A candidate shall not be, and shall not at any time have been, ineligible to serve or act in the capacity of employee, officer, director, member of an advisory board, investment adviser, or depositor of any registered investment company pursuant to Section 9(a) of the 1940 Act in the absence of an exemptive order under Section 9(c) of the 1940 Act.

vii. A candidate shall not have been charged, convicted, have pled guilty or nolo contendere, been subject to any censure, order, consent decree (including consent decrees in which the individual has neither admitted nor denied the findings) or final action or finding of any federal, state or foreign governmental or regulatory authority (including self-regulatory organizations) with respect to any conduct that pursuant to Section 9(b) of the 1940 Act could constitute a basis for the Commission to by order prohibit, conditionally or unconditionally, such individual from serving or acting as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for a registered investment company, regardless of whether or not any such prohibition has been ordered.

viii. A candidate shall not fail to comply with any other criteria established by or pursuant to the 1940 Act related to service as a trustee of a management investment company.

ix. A candidate shall not, if appointed or elected, cause the Funds to fail to comply with any criteria established by or pursuant to the 1940 Act governing the permitted composition of the board of trustees of a registered investment company.

x. A candidate shall not serve as a trustee or director (or person performing similar functions) of more than three (3) companies having securities registered under the Exchange Act or treated as public reporting companies under any comparable regulatory regime (the Funds and all other investment companies having the same investment adviser or investment advisers in a control relationship with each other shall all be counted as a single company for this purpose). A candidate shall not, during the year of the appointment or nomination of such individual and during the immediately preceding calendar year, be, have been, or have been nominated or served as officer, general partner, manager, managing member, member of an advisory board, trustee or director (or person performing similar functions) of any investment company registered under the 1940 Act (other than the Funds and other investment companies having the same investment adviser as the Funds or an investment adviser in a control relationship with the investment adviser of the Funds). A candidate shall not, during the year of the appointment, election or nomination of such individual and during the immediately preceding calendar year, be, have been, or have been nominated as, an employee, officer, partner, member, trustee, director or 5% or greater shareholder in any investment adviser or

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sub-adviser of any registered investment company (other than the investment adviser of the Funds or an investment adviser in a control relationship with the investment adviser of the Funds), or entity controlling or controlled by such an investment adviser or sub-adviser, or principal underwriter of any registered investment company (other than the Funds’ principal underwriter or any principal underwriter or an investment adviser in a control relationship with the investment adviser of the Funds’ investment adviser or principal underwriter) or entity controlling or controlled by such a principal underwriter.

xi. No candidate shall be nominated for membership on the Board of a Closed-End Fund if that candidate does not meet the requirements of the Trustee Qualification By-Laws of such Closed-End Fund, unless waived by the Board in accordance with the terms thereof.

3. The Committee shall review the composition of the Board when it deems it appropriate to do so to determine whether it may be appropriate to recommend to the Board adding individuals with backgrounds or skill sets that complement, align with, or differ from those of the individuals already on the Board and/or recommend expanding or contracting the size of the Board.

1.	For the avoidance of doubt, this Paragraph 1(b) applies to the consideration of nominee candidates submitted by a shareholder to the Committee for consideration and not nominees nominated by a shareholder for election at a meeting of shareholders. The Committee may, in its sole judgment, consider whether to support a nominee nominated by a shareholder for election, but is not required to do so.

Committee Nominations and Functions

1. The Committee shall propose to the Board nominations for membership on all committees of the Board and shall review committee assignments when it deems it appropriate to do so.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board. With respect to any committee of the Board of a Closed-End Fund, the powers, functions, size, membership and other aspects of the committee shall conform with any applicable requirements of the By-Laws of such Closed-End Fund.

Chair of the Nominating and Governance Committee

1. Chair of the Nominating and Governance Committee.

a. In addition to any powers and duties specified in this Charter, the Chair of the Committee’s role is to preside at all meetings of the Committee and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Committee members generally between meetings.

b. The Chair of the Committee shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, as may be determined from time to time by the Board, for the additional duties and powers, and work and time devoted by the Chair of the Committee.

c. The Chair of the Committee shall serve for a three-year term, which may be extended with the approval of the Board. However, the Chair shall not serve more than two consecutive three-year (or longer if extended) terms, unless such term limit is waived by the Board. This term limit shall not apply to non-consecutive terms.

2. Except for any duties specified herein or pursuant to a Trust’s charter document, the designation of Chair of the Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

Compensation

1. The Committee shall periodically review and recommend any appropriate changes to Independent Trustee compensation to the Board.

Fund Share Ownership

1. The Committee shall periodically review and recommend any appropriate changes in respect of policies regarding share ownership in Allspring Funds by Independent Trustees to the Board.

Board Leadership Structure

1. The Committee shall periodically review the Board leadership structure and shall recommend any appropriate leadership structure changes to the Board.

Advisory Trustee Nominations

1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Trustees”). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be an Independent Trustee and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and

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appointed or elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

Other Powers and Responsibilities

1. The Committee shall review this Charter at least annually and recommend changes, if any, to the Board.

2. The Committee shall at least annually review and address matters relating to the engagement and independence of legal counsel employed by the Independent Trustees and shall recommend any appropriate actions to the Board.

3. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants, advisers or employees at the expense of the appropriate Fund(s).

4. In consultation with independent legal counsel to the Independent Trustees, the Committee shall consider the processes to be undertaken by the Board in connection with the annual assessment of the performance of the Board and the committees of the Board pursuant to Rule 0-1(a)(7)(v) under the 1940 Act and under any applicable listing requirements.

5. The Committee shall set forth and periodically review governance principles for the Board and its committees and shall recommend changes, if any, to the Board. Those principles have been outlined in a separate document (Statement of Governance Principles).

6. The actions taken at meetings of the Committee shall be recorded in the minutes of such meetings. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

7. If the Committee’s membership does not include all of the Trustees, the Committee will report on actions taken at its meetings to the Board.

8. The Committee shall have such further responsibilities as may be given to it from time to time by the Board.

Date of most recent Charter amendment: November 11, 2025

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any Trust (or any series of the Trust, as applicable) must follow the following procedures in order to submit properly a nominee candidate recommendation for the Committee’s consideration.1

The shareholder must submit any nominee candidate recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series and class (if applicable) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S- K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and class (if applicable) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

With respect to each Closed-End Fund, the Shareholder Recommendation also must comply with any timing or additional requirements applicable to nominations by shareholders of nominees for election at a meeting of shareholders, as set forth in the By-Laws of such Closed-End Fund, as if such Shareholder Recommendation was a nomination.

1.	For the avoidance of doubt, this Appendix A establishes the process for a shareholder to submit a nominee candidate to the Committee for consideration and does not apply to nominations of nominees by a shareholder for election at a meeting of shareholders. Such nominations for election at a meeting of shareholders shall be governed exclusively by the requirements of the Declaration of Trust and By-Laws of the applicable Fund.

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EXHIBIT B

ALLSPRING FUNDS TRUST
ALLSPRING VARIABLE TRUST
ALLSPRING MASTER TRUST
ALLSPRING EXCHANGE-TRADED FUNDS TRUST
ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
ALLSPRING INCOME OPPORTUNITIES FUND
ALLSPRING MULTI-SECTOR INCOME FUND
ALLSPRING UTILITIES AND HIGH INCOME FUND

AUDIT COMMITTEES CHARTER

1. Composition, Chair and Audit Committee Financial Expert. The Audit Committees (the “Committees”) of the Boards of Trustees (the “Boards”) of Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust (collectively, the “Open-End Trusts”), Allspring Exchange-Traded Funds Trust (the “ETF Trust”), Allspring Global Dividend Opportunity Fund (“EOD”), Allspring Income Opportunities Fund (“EAD”), Allspring Multi-Sector Income Fund (“ERC”), and Allspring Utilities and High Income Fund (“ERH”) (collectively, the “Closed-End Funds” and together, with the Open-End Trusts and the ETF Trust, the “Trusts”) shall be composed entirely of Trustees who are not “interested persons” of the Trusts or of any series thereof, or of any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940 (“Independent Trustees”). The Committees of the Closed-End Funds (the “Closed-End Fund Committees”) and the Committees of the ETF Trust (the “ETF Committees”) shall have at least three members who are “independent” as that term is interpreted under Rule 10A-3 under the Securities Exchange Act of 1934 and under the listing standards of each exchange on which shares of the Closed-End Funds and each series of the ETF Trust (the “ETFs”) are traded, except as otherwise set forth by statute, rule, or listing standard. The full Boards shall designate the members of the Committees, after due consideration of nominations, if any, from the Governance Committee, and shall designate the Chair. Except for any duties specified herein or pursuant to a Trust’s charter document, the designation of Chair of the Audit Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Committees and the Boards in the absence of such designation.

The Boards shall determine as often as they deem appropriate whether any member of the Committees is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Any member of the Committees who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committees and the Boards in the absence of such determination.

2. Primary Responsibilities. The primary responsibilities of the Committees are:

•	to oversee the accounting and financial reporting policies of the Trusts or their series, as applicable (a Trust or any such series being referred to as a “Fund”, and collectively as the “Funds”), including their internal controls over financial reporting and, as a Committee deems appropriate, the internal controls over financial reporting of key service providers;

•	to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

•	to interact with the Funds’ registered public accounting firm (the “Auditors”) on behalf of the Boards, and to interact with the appropriate officers of the Trusts, and the investment managers, advisers, sub-advisers, administrators (collectively, “Management”) and other key service providers other than the Auditors regarding accounting and financial reporting matters;

•	to oversee or, as appropriate, assist with the Board’s oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls, independent audits, and valuation of investments; and

•	to approve the engagement of the Auditors and their fees annually and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors.

The function of the Committees is oversight. Management is responsible for: (a) the preparation, quality and objectivity of the Funds’ financial statements; (b) the implementation of appropriate accounting and financial reporting principles and policies; and (c) the design and maintenance of internal controls and procedures designed to assure compliance with all applicable accounting standards, laws and regulations. The Auditors are responsible for planning and carrying out proper audits of the Funds’ financial statements and for performing other procedures as deemed necessary under

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applicable professional standards. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Management or the Auditors.

Although the Committees are expected to take a detached and questioning approach to the matters that come before them, any review of the Funds’ financial statements by the Committees is not an audit, nor does any review by the Committees substitute for the responsibilities of Management for preparing, or the Auditors for auditing, the Funds’ financial statements. Members of the Committees are not employees of the Funds and, in serving on these Committees, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committees or their members to conduct “field work” or other types of auditing or accounting reviews or procedures. In addition, the authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committees to plan or conduct any audit, to determine or certify that any Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable laws, or to guarantee any report of the Auditors.

In discharging their duties, the members of the Committees are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data prepared or presented by: (a) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, the Auditors or other public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (c) another Board committee on which the member does not sit.

3. Duties and Powers. To carry out their responsibilities, the Committees shall have the following duties and powers, to be discharged in such a manner as the Committees deem appropriate, in their sole discretion:

a. to approve the engagement of the Auditors to annually audit and provide audit and tax services necessary to support their audit opinion on a Fund’s financial statements, to recommend to the Independent Trustees the selection, retention or termination of the Auditors and, in connection therewith, to review and evaluate matters brought to their attention potentially affecting the independence and capabilities of the Auditors;

b. to approve the engagement of the Auditors to provide non-audit services to a Fund, or to an investment adviser (not including a sub-adviser whose role is primarily investment management and is sub-contracted or overseen by another investment adviser) (“covered adviser”) or any entity controlling, controlled by, or under common control with a covered adviser (“control affiliate”) that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

c. to implement any policies and procedures for pre-approval of the engagement of the Auditors as are set forth in this Charter to provide audit or non-audit services to a Fund and/or to provide non-audit services to a covered adviser or a control affiliate that provides ongoing services to the Fund, which services relate directly to the operations and financial reporting of the Fund, provided in either case that the policies and procedures are detailed as to the particular services covered;

d. to consider whether the provision by the Auditors of non-audit services to a covered adviser or a control affiliate that provides ongoing services to the Fund, which services were not required to be pre-approved by the Committees, is compatible with maintaining the Auditors’ independence;

e. to consider whether to concur with the Auditors’ conclusion in relation to the provision of non-assurance services and that the provision of non-assurance services to a covered adviser or to any entity that controls a covered adviser (a “controlling affiliate”) will not create an unacceptable threat to the Auditors’ independence;

f. to assess the Auditors’ independence at least annually, in connection with which the Committees shall receive and review a report by the Auditors disclosing all relationships that may affect the Auditors’ independence, including the disclosures required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 or any other applicable auditing standard and any relationships of the Auditors’ affiliates that could reasonably be thought to bear on the independence of the Auditors;

g. to receive from, to review and to discuss with the Auditors, and with Management and other key service providers to the extent the Committees deem appropriate, the matters about which PCAOB Auditing Standard No. 1301 (Codification of PCAOB Statements on Auditing Standards) (“AS 1301”) requires communication, including those specifically mentioned in this Charter; provided that, pursuant to Section 15 of this Charter, the Audit Committee Chair shall communicate with the Auditors on behalf of the Committees with respect to matters about which AS 1301 requires communication, and it is the duty of each member of the Committees to communicate promptly with the Audit Committee Chair if such member becomes aware of any matters relevant to an audit of a Fund that is required to be communicated to the Auditors pursuant to AS 1301, including, but not limited to, violations or possible violations of laws or regulations;

h. to review the arrangements for and scope of the Funds’ annual audits and any special audits;

i. to review and approve the fees proposed to be charged to the Funds by the Auditors for all audit and non-audit services;

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j. to meet with, and consider information and comments from, the Auditors with respect to the Funds’ financial statements and the Funds’ accounting and financial reporting policies, procedures and internal controls (including the Funds’ critical accounting policies and practices and any adjustments to a Fund’s financial statements recommended by the Auditors), and to consider Management’s responses to any such comments and, to the extent the Committees deem necessary or appropriate, to promote improvements in the quality of the Funds’ accounting and financial reporting;

k. to review the form of engagement letter used by the Funds to engage the Auditors for all audit and non-audit services;

l. to oversee the resolution of any material disagreements between Management and the Auditors regarding financial reporting that are brought to the Committees’ attention;

m. to review with the Funds’ principal executive officer and/or principal financial officer, in connection with their certifications of any filings by the Funds on Form N-CSR or any successor form, any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein or in internal controls over financial reporting and any reported evidence of fraud involving Management or any other key service providers or any of their employees who have a significant role in the Funds’ disclosure controls and procedures;

n. to investigate or initiate investigation of reports of improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting;

o. to review and to discuss with Management, the Auditors, and other key service providers, to the extent the Committees deem appropriate, matters related to the valuation of investments;

p. to receive from, to review, and to discuss with Management, the Auditors, and other key service providers, to the extent the Committees deem appropriate, reports from Allspring Funds Management, LLC and its affiliates related to the valuation of investments consistent with the Funds’ Procedures for the Valuation of Investments;

q. to report their activities to the respective Boards on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committees may deem necessary or appropriate;

r. to inquire of the Auditors and Management as to whether appropriate staffing levels are being maintained within the audit engagement team, internal accounting and administration staff; and

s. to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4. All Closed-End Fund Committees. The Closed-End Fund Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any Auditor engaged (including resolution of disagreements between Management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Closed-End Funds, and each such Auditor must report directly to its respective Closed-End Fund Committee.

The Closed-End Fund Committees shall also establish procedures for (a) the receipt, retention, and treatment of complaints received by the Closed-End Funds regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Closed-End Funds, the Closed-End Funds’ investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Closed-End Funds, of concerns regarding questionable accounting or auditing matters.

Each of the Closed-End Fund Committees shall have the power, in addition to the responsibilities, duties and powers included elsewhere in this Charter, to be discharged in such a manner as the Committee deems appropriate in its sole discretion, to review such disclosures or statements made by the respective Closed-End Fund Committee in the Closed-End Funds’ annual or semi-annual report or proxy statement.

5. NYSE American Closed-End Fund Committees. Any Closed-End Fund with shares listed on the NYSE American exchange (the “NYSE American”) must comply with applicable listing standard requirements.1 Accordingly, each member of an audit committee of a fund listed on the NYSE American (“NYSE American Closed-End Fund Committee”) must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Further, at least one member of a NYSE American Closed-End Fund Committee must be “financially sophisticated,” as such term is defined in the listing standards of the NYSE American1.

The purpose of a NYSE American Closed-End Fund Committee includes, in addition to the responsibilities, duties and powers included elsewhere in this Charter, overseeing the accounting and financial reporting processes and audits of the Closed-End Fund. NYSE American Closed-End Fund Committees must actively engage in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors and are responsible for taking, or recommending that the Boards take, appropriate action to oversee the independence of the Auditors. Committee members must not have participated in the preparation of the financial statements of the Closed-End Fund at any time during the three years prior to appointment to the NYSE American Closed-End Fund Committee. The NYSE American Closed-End Fund Committees shall meet on a regular basis, as often

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as necessary to fulfill their responsibilities, including at least annually in connection with the issuance of audited financial statements.

6. New York Stock Exchange Closed-End Fund Committees. Any Closed-End Fund with shares listed on the New York Stock Exchange (the “NYSE”) must comply with applicable listing standard requirements.2 Accordingly, each member of an audit committee of a fund listed on the NYSE (“NYSE Closed-End Fund Committee”) must be “financially literate” (or become so within a reasonable time after his or her appointment to the committee).3 Further, at least one member of an NYSE Closed-End Fund Committee must have “accounting or related financial expertise”.4

The purpose of a NYSE Closed-End Fund Committee includes, in addition to the responsibilities, duties and powers included elsewhere in this Charter, assisting with the Board’s oversight of the integrity of the Closed-End Fund’s financial statements, the Closed-End Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Closed-End Fund’s Auditors, and the performance of the Closed-End Fund’s internal audit functions (if any) and Auditors.

The NYSE Closed-End Fund Committee shall have the following duties and powers, in addition to the responsibilities, duties and powers included elsewhere in this Charter, to be discharged in such a manner as the Committee deems appropriate, in its sole discretion:

•	to obtain and review at least annually a report from the Auditors describing (a) the accounting firm’s internal quality-control procedures, (b) any material issues raised (i) by the Auditors’ most recent internal quality-control review or peer review or (ii) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (c) all relationships between the Auditors and the Closed-End Fund to assess the Auditor’s independence;[5]

•	to meet to review and discuss with Management the Closed-End Fund’s audited annual and unaudited semi-annual financial statements, as well as the annual “Management’s Discussion of Fund Performance” prior to inclusion, in its Form N-CSR;

•	to discuss any press releases regarding the Closed-End Fund’s investment performance, distributions and/or other financial information about the Closed-End Fund, as well as any financial information provided to analysts or rating agencies;

•	The NYSE Closed-End Fund Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information;

•	to discuss guidelines and policies with respect to risk assessment and risk management;

•	to review with the Auditors any audit problems or difficulties encountered in the course of their audit work and Management’s responses thereto;[6]

•	to set clear policies for the hiring by the Closed-End Fund of employees or former employees of the Closed-End Fund’s Auditors, to the extent that the Closed-End Fund intends to have employees;

•	to report regularly to the Closed-End Fund Board; and

•	to consider whether to recommend to the Board that the audited financial statements be included in the annual report for the Closed-End Fund.

The performance of the NYSE Closed-End Fund Committee shall be reviewed at least annually by the Committee or by the Board and may be conducted as part of the Board’s annual self-assessment. Unless otherwise determined by the Board, no member of the NYSE Closed-End Fund Committee may serve on the audit committee of more than two other public companies.7

1.	Shares of EAD, ERC and ERH are listed on the NYSE American. Although the NYSE American Company Guide exempts closed-end funds from certain listing requirements, this Charter has been drafted according to the view expressed by regulators that they may, in fact, apply some of those requirements to closed-end funds.

7. All ETF Committees. The ETF Committees shall be directly responsible for the appointment, compensation, retention, and oversight of the work of any Auditor engaged (including the resolution of disagreements between Management and the Auditor) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the ETFs. Each such Auditor must report directly to the ETF Committee.
The ETF Committees shall also establish procedures for (a) the receipt, retention, and treatment of complaints received by the ETFs regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the ETFs, the ETFs’ investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the ETFs, of concerns regarding questionable accounting or auditing matters.
Each of the ETF Committees shall have the power, in addition to the responsibilities, duties and powers included elsewhere in this Charter, to be discharged in such a manner as the Committee deems appropriate in its sole discretion, to review such disclosures or statements made by the respective ETF Committee in the ETFs’ annual or semi-annual report or proxy statement.

8. NYSE Arca ETF Committees. Any ETF with shares listed on the NYSE Arca exchange (the “NYSE Arca”) must comply with applicable listing standard requirements1. Accordingly, each member of an audit committee of an ETF listed on the NYSE Arca (“NYSE Arca ETF Committee”) must be financially literate, as such qualification is interpreted by the

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Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the NYSE Arca ETF Committee. Further, at least one member of a NYSE Arca ETF Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

The purpose of a NYSE Arca ETF Committee includes, in addition to the responsibilities, duties and powers included elsewhere in this Charter:

a. assisting Board oversight of (a) the integrity of the ETF’s financial statements, (b) the ETF’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the ETF’s internal audit function and independent auditors; and

b. preparing the report that SEC rules require be included in the ETF’s Form N-CSR.

•	The duties and responsibilities of the NYSE Arca ETF Committee include:being directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the ETF, and each such registered public accounting firm must report directly to the NYSE Arca ETF Committee;

•	at least annually, obtaining and reviewing a report by the independent auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the ETF;

•	meeting to review and discuss the ETF’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing the ETF’s specific disclosure under “Management Discussion and Analysis of Financial Condition and Results of Operations”;

•	discussing earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•	engaging independent counsel and other advisers, as it determines necessary to carry out its duties;

•	discussing policies with respect to risk assessment and risk management;

•	meeting separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

•	reviewing with the independent auditor any audit problems or difficulties and management’s response;

•	setting clear policies for hiring employees or former employees of the independent auditors;

•	reporting regularly to the Board of the ETF;

•	reviewing major issues regarding accounting principles and financial statement presentations; including any significant changes in the ETF’s selection or application of accounting principles, and major issues as to the adequacy of the ETF’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	reviewing analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	reviewing the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the ETF;

•	reviewing earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies;

•	establishing procedures for: (1) the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting, internal accounting controls or auditing matters; and

•	performing an annual performance evaluation of the NYSE Arca ETF Committee.

The ETF’s auditor is ultimately accountable to the Board of the ETF and the NYSE Arca ETF Committee. The Board of the ETF has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the ETF’s auditor (or to nominate the auditor to be proposed for shareholder approval in any proxy statement). The NYSE Arca ETF Committee is responsible for ensuring that the ETF’s auditor submits on a periodic basis to the NYSE Arca ETF Committee a formal written statement delineating all relationships between the auditor and the ETF. The NYSE Arca ETF Committee is responsible for actively engaging in a dialogue with the ETF’s auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for recommending that the Board of the ETF take appropriate action in response to the auditor’s report to satisfy itself of the auditor’s independence.

9. Meetings. The Committees shall meet at least twice annually, and are empowered to hold special meetings as circumstances require. The Committees shall record minutes of their meetings and shall invite Trustees who are not

B-5 | Allspring Global Dividend Opportunity Fund Proxy Statement

members of the Committees, Management, counsel and representatives of service providers to attend meetings and provide information as the Committees, in their sole discretion, consider appropriate. The Committees shall periodically meet separately in executive session with the Auditors. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

10. Auditor Pre-Approval. The Auditors are hereby pre-approved to: (a) audit newly created Funds; (b) perform “agreed upon procedures” reviews in connection with Fund reorganizations and/or provide comfort letters in connection with securities offerings; (c) review special Fund registration statement filings; (d) provide comments to regulatory filings; and (e) perform non-audit services for a Fund, and for the Fund’s covered adviser and its control affiliates that provide ongoing services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund, provided that any such non-audit services fall within the specified categories of services listed on Tab A and that the fees for such services do not exceed the pre-approved dollar amounts listed on Tab A. To the extent that the non-audit services or fees would fall outside of the aforementioned pre-approvals, such services or fees may be pre-approved by the Committees, or by the Chair pursuant to delegated authority in accordance with Section 11 below.

11. Pre-Approval Procedure. The Audit Committee Chair is authorized to pre-approve: (a) audit services to the Funds; (b) non-audit tax or other categories of services identified in Section10 above or compliance consulting or training services provided to the Funds by the Auditors if the fees for any particular engagement are not anticipated to exceed $50,000; and (c) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s covered adviser and its control affiliates (where pre-approval is required because the covered adviser or its control affiliate provides ongoing services to the Fund and the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief written statement describing the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management or otherwise evidence in writing his or her approval, which may be given by electronic mail. Such written statement, or the written engagement for the proposed services described in the statement, shall be reported to the full Committees at their next regularly scheduled meeting.

12. Non-Assurance Services.

a. Pre-Concurrence. Initially, and at least annually, the Committees shall consider whether to concur with the Auditors’ conclusion in relation to the provision of non-assurance services and that the provision of any of the non-assurance services listed on Tab B to a covered adviser or a controlling affiliate will not create an unacceptable threat to the Auditors’ independence. In connection with such initial and annual consideration, the Committees shall receive and review a written report from the Auditors that includes, among other information, the Auditors’ conclusion that the provision of such non-assurance services to a covered adviser or a controlling affiliate will not create an unacceptable threat to the Auditors’ independence as well as its determination that any such non-assurance services are permissible under the U.S. Securities and Exchange Commission’s auditor independence rules and do not relate to the financial reporting of the Funds.

b. Ad Hoc Concurrence. Prior to the Auditors’ provision of any non-assurance service that is not listed on Tab B to a covered adviser or a controlling affiliate, the Committees shall consider whether to concur with the Auditors’ conclusion in relation to the provision of non-assurance services and that the provision of such non-assurance service will not create an unacceptable threat to the Auditors’ independence. In connection with such consideration, the Committees shall receive and review a written report from the Auditors that includes, among other information, the Auditors’ conclusion that the provision of such non-assurance service to a covered adviser or a controlling affiliate will not create an unacceptable threat to the Auditors’ independence as well as its determination that any such non-assurance service is permissible under the U.S. Securities and Exchange Commission’s auditor independence rules and does not relate to the financial reporting of the Funds.

13. Availability. The Committees shall be reasonably available to meet with the Treasurer and other appropriate officers of the Trusts, and with internal accounting staff, and individuals with internal audit responsibilities, for consultation on audit, accounting, and related financial matters.

14. Resources. The Committees shall be given the resources and shall have the authority appropriate to discharge their responsibilities, including the authority to retain special or independent counsel and other experts, advisors or consultants at the expense of the appropriate Fund(s) and to determine the appropriate funding for payment of compensation to Auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund and the Committees’ ordinary administrative expenses that are necessary or appropriate in carrying out their duties.

15. Audit Committee Chair.

•	The Chair’s role is to preside at all meetings of the Committees and to act as a liaison with respect to audit, accounting and related financial matters with the Auditors, Management, and other Committee members generally between meetings. Without limiting the generality of the foregoing, the Chair shall communicate with the Auditors on behalf of the Committees with respect to matters relevant to the audit under AS 1301, as provided in Section 3(g) of this Charter.

Allspring Global Dividend Opportunity Fund Proxy Statement | B-6

•	The Chair shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, determined from time to time by the Boards, for the additional work and time devoted by the Chair.

•	The Chair shall serve for a three-year term, which may be extended with the approval of the Board. However, the Chair shall not serve more than two consecutive three-year terms, unless such term limit is waived by the Board. This term limit shall not apply to non-consecutive terms.

16. Miscellaneous. The Committees shall review and reapprove this Charter as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate to the Boards. The Committees shall have such further responsibilities as are given to them from time to time by the Boards. The Committees shall consult as they deem appropriate with Management, the Auditors and counsel as to legal or regulatory developments affecting their responsibilities, as well as relevant tax, accounting and industry developments. The actions taken at meetings of the Committees shall be recorded in the minutes of such meetings. If the Committees’ membership does not include all of the Trustees or if otherwise requested by the Boards, the Committees will report on actions taken at their meetings to the Boards. The Committees shall have such further responsibilities as are given to them from time to time by the Boards.

Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the Boards.

Date of most recent Charter amendment: November 11, 2025

1.	Shares of each ETF are expected to be listed on the NYSE Arca.
1.	One is “financially sophisticated” if that individual qualifies as an “audit committee financial expert” under Item 3 of Form N-CSR.
2.	Shares of EOD are listed on the NYSE.
3.	“Financial literacy” is generally interpreted to signify the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
4.	One has “accounting or related financial expertise” if that individual qualifies as an “audit committee financial expert” under the Item 407(d)(5)(ii) of Regulation S-K standard, which is identical to that of Item 3 of Form N- CSR.
5.	The NYSE Closed-End Fund Committee may evaluate the lead partner of the independent auditor team.
6.	The NYSE Closed-End Fund Committee may consider and discuss with the Auditors any material issues on which the national office of the Auditors was consulted by the Closed-End Fund’s audit team.
7.	Service on multiple boards in the same fund complex is counted as service on one board for the purposes of this requirement.

B-7 | Allspring Global Dividend Opportunity Fund Proxy Statement

TAB A

Allspring Funds
Schedule of Pre-Approved Non-Audit Services
(Pre-approval amounts are for each calendar year period)

Non-Audit Services	Fee Range
Assistance with Internal Revenue Code Sections 851(b) and 817(h) diversification testing (upon specific request as Allspring Fund Tax Department is currently responsible for diversification testing).	Not to exceed $3,500 per fund
Tax assistance and advice regarding tax consequences of new investment products or proposed changes to existing products.	Not to exceed $15,000
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $15,000
Services related to contesting any assessed Internal Revenue Service penalties for incorrect reporting of Fund Forms 1120-RIC, Forms 1065 and Form 1099	Not to exceed $10,000
Other International tax services (generally related to foreign tax withholding).	Not to exceed $15,000
Tax assistance and advice regarding evaluation of complex security transactions	Not to exceed $30,000
Tax and/or other non-audit services associated with Fund mergers and liquidations.	Not to exceed $8,000 per fund merger/ liquidation

Date of most recent Schedule approval: August 19, 2025

Allspring Global Dividend Opportunity Fund Proxy Statement | B-8

TAB B

Allspring Funds
Schedule of “Pre-Concurred” Non-Assurance Services*

1. Tax compliance and tax consulting;

2. Valuation services;

3. Accounting advisory services;

4. Regulatory compliance related services;

5. Leading practice and strategic advisory services (including, but not limited to benchmarking);

6. Technology assessments, reviews, and implementations; and

7. Transaction-related services (including but not limited to buy-side, tax structuring, sell-side, operational and commercial due-diligence).

Date of most recent Schedule approval: August 19, 2025

*Provided that the provision of any such non-assurance services to a covered adviser or a controlling affiliate is permissible under the U.S. Securities and Exchange Commission’s auditor independence rules and does not relate to the financial reporting of the Funds.

B-9 | Allspring Global Dividend Opportunity Fund Proxy Statement

ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
PO Box 43131
Providence, RI 02940-3131

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, Sign and Mail in the
enclosed Business Reply Envelope

VOTE IN PERSON OR TELEPHONICALLY AT THE MEETING
on February 2 at 1:00 p.m. Eastern Time.
Please call the Fund’s proxy solicitor, Computershare Fund services, at 866-989-5570 for further instructions.

Please detach at perforation before mailing.

PROXY
ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
COMMON SHARES
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 2, 2026

This Proxy is solicited on behalf of the Board of Trustees of Allspring Global Dividend Opportunity Fund (the “Fund”) for the Annual Meeting of Shareholders. The undersigned, revoking any previously executed proxies, hereby appoints R. Matthew Prasse, Maureen E. Towle and Kate E. Johnson, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common shares of the Fund that the undersigned would be entitled to vote at the 2026 Annual Meeting of Shareholders of the Fund to be held at 101 Seaport Boulevard, 11th Floor, Boston, Massachusetts 02210, and also will be held telephonically, on February 2, 2026, at 1:00 p.m. Eastern time, and at any and all adjournments thereof. Please refer to the Proxy Statement for instructions on how to attend the Meeting in person or telephonically.

Receipt of the Notice of Meeting and the accompanying Proxy Statement, which describe the matters to be considered and voted on, are hereby acknowledged.

VOTE VIA THE TELEPHONE:  1-800-337-3503
VOTE VIA THE INTERNET:  www.proxy-direct.com

EOD_34863_111925
UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN PERSON AND TELEPHONICALLY ON FEBRUARY 2, 2026.

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report of the Fund for the period ended October 31, 2025 without charge by visiting the following Website: https://www.proxy-direct.com/all-34863

PLEASE SIGN, DATE AND RETURN YOUR
PROXY CARD TODAY

Please detach at perforation before mailing.

The common shares represented by this proxy will be voted as specified in the following Item 1, but if you return a signed proxy card and no choice is specified, they will be voted FOR the election of the three (3) persons named below as nominee Trustees under “Election of Trustees (Proposal 1).”  If any nominee for any reason becomes unable to serve or is unwilling to serve or for good cause will not serve, the persons named as proxies on the other side of this proxy card will vote for the election of such other person or persons as they may consider qualified.  The Board of Trustees has no reason to believe that any of the three (3) nominee Trustees will be unable or unwilling to serve.

If any other matters about which the Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Fund.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:       X

A
A PROPOSAL THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

1.
Election of Trustees:

Nominees:
FOR         AGAINST    ABSTAIN
01.  Isaiah Harris, Jr.
☐
☐
☐
02.  Cindy Miller
☐
☐
☐
03.  Olivia Mitchell
☐
☐
☐

2.
To transact such other business as may properly come before the meeting or any adjournments thereof.

B    b  Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below
Signature 1 ─ Please keep signature within the box
Signature 2 ─ Please keep signature within the box

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